                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 14, 2007
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

          New York                       0-3319                   13-1784308
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

11550 West King Street, Franklin Park, IL                               60131
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 (Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

      On May 14, 2007, Del Global Technologies Corp., a New York corporation
(the "Company"), issued a press release announcing that the Company's Common
Stock has commenced trading on the Over the Counter Bulletin Board effective May
11, 2007.

      A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   EXHIBITS

            Exhibit No.       Exhibits
            -----------       --------

            99.1              Press Release dated May 14, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DEL GLOBAL TECHNOLOGIES CORP.
                                        ----------------------------------------
                                                     (Registrant)

Date:  May 14, 2007                     By: /s/ Mark A. Zorko
                                            -----------------------------------
                                            Mark A. Zorko
                                            Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated May 14, 2007.